UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of Earliest Event Reported) – May 23, 2006

TRIAD HOSPITALS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-14695	75-2816101
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5800 Tennyson Parkway Plano, Texas	75024
(Address of principal executive offices)	(Zip Code)

(214) 473-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 23, 2006, based upon the recommendation of an independent compensation consulting firm engaged by the Compensation Committee, the Board of Directors of Triad Hospitals, Inc. (the “Company”) approved certain increases in the compensation paid to Board members who are neither officers nor employees of the Company (each, an “Outside Director”). The Board of Directors increased the annual retainer payable to each Outside Director for membership on the Board of Directors to $60,000 and the annual stipend payable to each Outside Director serving as a committee chairperson to $7,500. The Board of Directors did not increase meeting attendance fees, which remained at $2,500 payable in cash to each Outside Director for attendance at each Board meeting and $1,500 payable in cash to each committee member who is an Outside Director for attendance at each applicable committee meeting.

On May 23, 2006, the Board of Directors also granted a restricted stock award covering 2,700 shares of the Company’s common stock, par value $.01 per share (“Common Stock”), to each Outside Director under the Triad Hospitals, Inc. Amended and Restated Long-Term Incentive Plan (the “LTIP”), which was previously filed as Exhibit A to the Company’s definitive proxy statement on Schedule 14A in connection with its annual meeting of stockholders held on May 24, 2005. Each grant will vest as of May 23, 2007, or, if earlier, upon death or disability or a change in control of the Company. The form of Restricted Stock Award Agreement for Directors entered into pursuant to the LTIP is filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K, dated May 24, 2005.

In addition, on May 23, 2006, the Board of Directors awarded an initial grant of non-qualified options to purchase 20,000 shares of Common Stock at a price per share of $41.12 to the Company’s newly-elected Outside Director, William J. Hibbitt. The options vest in four equal annual installments beginning on May 23, 2007, or, if earlier, upon death or disability or a change in control of the Company. The form of Award Agreement entered into pursuant to the LTIP is filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, dated February 3, 2005.

A summary of Outside Director compensation arrangements, effective as of May 23, 2006, is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Summary of Outside Director Compensation Arrangements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD HOSPITALS, INC.

By:	/S/ REBECCA HURLEY
Rebecca Hurley Senior Vice President and General Counsel

Date: May 25, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.1	Summary of Outside Director Compensation Arrangements.